Exhibit 99.1

KPMG LLP
Chartered Professional Accountants
Bay Adelaide Centre	Telephone:	(416) 777-8500
333 Bay Street Suite 4600	Fax:	(416) 777-8818
Toronto, ON M5H 2S5	Internet:	www.kpmg.ca
Canada

REPORT ON RESULTS OF APPLYING SPECIFIED AUDITING PROCEDURES
BMW Canada Inc. ("the Company"),
RBC Dominion Securities Inc., CIBC World Markets Inc. and TD Securities Inc. (the "Agent")
 (collectively, the "Specified Parties")
We have performed the specified auditing procedures enumerated in the attached Appendix, which were agreed to by the Specified Parties, in connection with the offering of Asset-Backed Notes, Series 2018-1 (the "Notes") by BMW Canada Auto Trust (the "Issuer",).
The specified auditing procedures are summarized, along with our findings, in the attached Appendix.
This specified auditing procedures engagement was conducted in accordance with Canadian generally accepted standards for specified auditing procedures engagements.
It should be understood that we have no responsibility for establishing, and did not establish, the scope and nature of the specified auditing procedures enumerated in the attached Appendix; rather, the specified auditing procedures enumerated therein are those the Specified Parties asked us to perform. We make no representation regarding the appropriateness and sufficiency of the specified auditing procedures either for the purpose for which this report has been requested or for any other purpose.
We were not engaged to, and did not conduct an audit, examination or review, the objectives of which would be the expression of an opinion or conclusion on the information referred to above. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, an audit or a review, other matters might have come to light that would have been reported.
Unless otherwise noted, the following definitions have been adopted in presenting our procedures and findings:
•
The term "compared" means compared to the information shown and found to be in agreement unless otherwise noted.  Such compared information was deemed to be in agreement if the differences are attributable to rounding.

•
The term "recomputed" means recalculated and compared the results to the information shown and found to be in agreement unless otherwise noted.  Such recomputed information was deemed to be in agreement if the differences are attributable to rounding.

•	The term "rounding" means that amounts, percentages, weighted average lives were within $1, 0.0% and .01 years, respectively.
The specified auditing procedures performed were applied based on the methodologies, assumptions and information indicated in the lease files and related data files and/or set forth herein, without verification or evaluation of such methodologies, assumptions and information by us; therefore we express no opinion or any other form of assurance regarding (1) the reasonableness of the methodologies, assumptions, or projected outcomes provided by the Specified Parties or herein; (2) the physical existence of the Specified Leases or as to the conformity of their respective characteristics with those assumed for the purposes of comparisons or computations described herein; (3) whether the actual payments on the Specified Leases or Notes will correspond to the payments calculated in accordance with the assumptions and methodologies set forth in the  documents furnished to us by the Specified Parties; (4) the authenticity, reliability, integrity, completeness or accuracy of the data and documents furnished to us by the Specified Parties which were used in our procedures; (5) the adequacy of the disclosures in the documents furnished to us by the Specified Parties or as to whether any of the statements expressed herein omit any material facts or (6) the enforceability of any contractual provision in the documents furnished to us by the Specified Parties or set forth herein. The specified auditing procedures were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization ("NRSRO").
The specified auditing procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the lease contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements; (ii) the value of collateral securing any such lease contract being securitized; (iii) the compliance of the originator of the lease contracts with federal, provincial and local laws and regulations; or (iv) any other factor or characteristic of the lease contracts that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with the applicable terms and conditions.
These specified auditing procedures should not be taken to supplant any additional enquiries or procedures that you would undertake in your consideration of the proposed offering.
Our report is intended solely for the use of the Specified Parties, each of whom have in writing agreed to the specified auditing procedures and taken responsibility for the sufficiency of the agreed-upon procedures for their purposes, as described above. It is not to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report but who may have access to this report by law or regulation. You have authorized us to provide a copy of our report to each of the Specified Parties.
We disclaim any intention or obligation to update or revise the findings whether as a result of new information arising after the date we concluded our work on April 24, 2018 as noted, for any future events or otherwise.

/s/ KPMG LLP

Chartered Professional Accountants, Licensed Public Accountants
April 24, 2018
 Toronto, ON

APPENDIX

Specified Auditing Procedures	Findings
1. Using a computer file titled "BMWCA – 2018 Initial Pool Cut for KPMG.xlsx" (the "Data File") that contains certain information related to a pool of lease agreements (the "Contracts") provided by the Company as of February 28, 2018 (the "Cut-off Date"), we randomly selected a sample of 100 Contracts from the Data File (the "Selected Lease Contracts").

No findings noted.
2. For each Selected Lease Contract, we requested from the Company access to the motor vehicle lease contract (the "Source Document").	No findings noted.
3. We performed the following procedures for the Selected Lease Contracts using corresponding information contained in the scanned copies of the respective Source Document.
A. We compared the Lease Number, set forth as "Account Number" in the Data File to the Lease Number, set forth as "FP#" in the Company's Customer Express System (the "Database System").	No findings noted.
B. We compared the First Payment Date, set forth as "First Payment Date" in the Data File to the date on which the first payment is due, as set forth in the Source Document.	We identified two leases where the First Payment Date per the Data File did not agree to the Source Document. These were as follows:
	Account No.	Per Data File	Per Source Document
	7000561802	12/28/2016	12/28/2017
	7000616595	8/9/2017	8/30/2017
C. We recomputed the Adjusted Capitalized Cost as the difference between the Gross Capitalized Cost and the Capital Cost Reduction, calculated as the "Total Price" amount less the sum of the "Cash Down Payment" and "Net Trade-in Allowance" amounts, as set forth in the Source Document, and compared this amount to the Adjusted Capitalized Cost, set forth as "Cap Cost Amt" noted in the Data File.

No findings noted, after rounding.
D. We compared the Monthly Base Payment Amount set forth as "Monthly Payment" in the Data File, to the "Monthly Lease Payment Before Taxes" amount contained in the Source Document.	No findings noted.
E. We compared the Original Term to Maturity, set forth as "Term" in the Data File, to the "Term of Lease" amount contained in the Source Document.	No findings noted.
F. We compared the Maturity Date, set forth as "Contract End Date" in the Data File, to the "Scheduled Termination Date" contained in the Source Document.	We identified two leases where the Maturity Date per the Data File did not agree to the Source Document. These were as follows:
	Account No.	Per Data File	Per Source Document
	7000561802	12/28/2020	12/28/2021
	7000616595	8/9/2021	8/30/2021
G. We compared the Province/Territory of Registration, set forth as "Province" in the Data File, to the Province/Territory set forth in the Certificate of Title, Application for Title, Lien Statement, Electronic Title Document or Title Request Form (as applicable) (collectively, the "Title Documents") provided by the Company.

No findings noted.
H. We compared the Vehicle Identification Number, set forth as "VIN" in the Data File, to the "Vehicle Identification Number" contained in the Source Document.	No findings noted.
I. We compared the Vehicle Model Year, set forth as "Model Year" in the Data File, to the "Year" contained in the Source Document.	No findings noted.
J. We compared the Adjusted Manufacturer's Suggest Retail Price, set forth as "MRSP Amt" in the Data File, to the "MSRP" amount contained in the Source Document, Personal Credit Application to be obtained from the Company, or the Company's "International Funding System" through screenshots obtained from the Company.

No findings noted.
4. For each of the Selected Lease Contracts, we obtained the Customer's "Application ID" from the Company's Database System, and, using the Customer's "Application ID" provided by the Company, performed the following procedures:

No findings noted
A. We compared the credit bureau score set forth as "Credit Bureau Score" noted in the Data File to the credit bureau score set forth as "Vendor Score" contained in a screenshot from the Company's Database System listing.
No findings noted.
B. We recomputed the Remaining Term to Maturity as of the Cut-off Date, as the total Original Term to Maturity, as calculated in 3(E); less the sum of the following:
(i) Number of months in the year of the contract's inception (the "contract year"), starting with the month of the "First Payment Date", as calculated in 3(B).
(ii) Number of months in the period that follows the last day of the contract year, as calculated in (i), up to February 28, 2018.

We compared this amount to the Remaining Term to Maturity, set forth as "Remaining Term" in the Data File.\

 We identified one lease where the Remaining Term to Maturity per the Data File did not agree to the Remaining Term to Maturity recomputed by KPMG with reference to the Source Document. These were as follows:

	Account No.	Per Data File	Per Source Document
	7000561802	33	45

C. We recomputed the Days Past Due as outlined under (a) and (b) and compared it to the "Days Over" as set forth in the Data File.

a. If the paid through date set forth in the Database System report, obtained from the Company, was prior to the Cut-off Date, we recomputed the number of days past due as the number of days between the Cut-off Date and the due date set forth in a report from the Database System obtained from the Company.

b. If the paid through date set forth in the Database System report, obtained from the Company, was on or after the Cut-off Date, we assumed that the number of days past due is zero.

No findings noted.
D. The Company provided a file from ALG, Inc. ("ALG") which contained the ALG Residual Amounts (the "Alg_CA_BMWCAN_M2M_AVERAGE_20180327") as of the Cut-off Date (the "• ALG Residual Amount").  We recomputed the Residual Amount as the lesser of (A) the "Estimated Residual Value" set forth in the Source Document ("Contract Residual Amount at Inception"), if applicable; and (B) the 2018 ALG Residual Amount, set forth as the "ALG RV" derived from the ALG Residual File as of the Cut-off Date, and we compared this amount to the ALG Residual Amount noted in the Data File.

No findings noted, after rounding.
E. We inspected the Title Documents in each of the customer files, noting the Company's security interest (lien) in the motor vehicle in that BMW Canada Inc. is named as the owner of the vehicle on any of the inspected Title Documents.  KPMG did not perform any procedures to determine if the Title Documents complied with the Company's guidelines for preparation.

No findings noted.